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                                                                     Exhibit 4
                   INCORPORATED UNDER THE LAWS OF DELAWARE

     NUMBER                                                       SHARES

      -0-                                                            0

                            FORRESTER RESEARCH, INC.
                                  Common Stock
                                 $.01 Par Value

                                    SPECIMEN

     This Certifies that __________ is the owner of Zero (0) Shares of the
                                Capital Stock of

                            FORRESTER RESEARCH, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this ________ day of _______________________ A.D., 19___.


__________________________________      _____________________________________
President                               Treasurer



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                            FORRESTER RESEARCH, INC

                                  Common Stock
                                 $.01 Par Value

                                  Certificate
                                      FOR
                                       0
                                     Shares
                                       of
                                 Capital Stock
                                   Issued to

                                    SPECIMEN

                                     DATED


For Value Received, _______ hereby sell, assign and transfer unto _____________ _______________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
______________________ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________, 19__

          in presence of
                              ____________________________
_____________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.